                       AMENDMENT NUMBER 1 TO THE AGREEMENT
                                     BETWEEN
                         POUGHKEEPSIE SAVINGS BANK, FSB
                                       AND
                                ROBERT J. HUGHES

     WHEREAS, Poughkeepsie Savings Bank, FSB, a federally chartered savings bank with its principal office in Poughkeepsie, New York (hereinafter referred to as the "Bank" or the "Employer") and Robert J. Hughes (hereinafter referred to as the "Executive") entered into an Agreement dated April 1, 1997 in connection with his employment with the Bank;

     WHEREAS, the Bank consummated its reorganization and formation of a thrift holding company on May 30, 1997 whereby the Bank's common stock, par value $.01 per share, is now wholly owned by Poughkeepsie Financial Corp. (the "Company");

     WHEREAS, the Bank and the Executive desire to modify the Agreement to allow the Company to become a party to the Agreement and the Company desires to become a party to the Agreement in order to make the obligations of the Bank thereunder the joint and several obligations of both the Company and the Bank; and

     WHEREAS, Section 11 of the Agreement provides that no provisions of the Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer or officers as may be specifically designated by the Board of Directors of the Employer to sign on their behalf.

     NOW, THEREFORE, BE IT RESOLVED, in consideration of the mutual covenants herein set forth, the Company, the Bank and the Executive do hereby agree that all references to the Bank, as found in the terms of the Agreement, shall hereafter be understood to refer to Poughkeepsie Financial Corp. and its subsidiaries and all warranted and necessary adjustments shall be made to the text of the Agreement to carry out the intent of this Amendment;

     RESOLVED FURTHER, that the term "Employer" in the Agreement shall mean both the Company and the Bank; and

     RESOLVED FURTHER, that the Company is added as a party to, and a signatory of, the Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment Number 1 to the Agreement as of this 29th day of July 1997.


                          POUGHKEEPSIE FINANCIAL CORP.

ATTEST:

                          By: /s/ Joseph B. Tockarshewsky
                             ----------------------------------------------
--------------------        Joseph B. Tockarshewsky
Witness                     Title: Chairman, President & Chief Executive Officer



                         POUGHKEEPSIE SAVINGS BANK, FSB


ATTEST:

                          By: /s/ Joseph B. Tockarshewsky
                             ----------------------------------------------
--------------------        Joseph B. Tockarshewsky
Witness                     Title: Chairman, President & Chief Executive Officer



                          EXECUTIVE

ATTEST:


--------------------      ------------------------------------------------------
Witness                   Robert J. Hughes